Exhibit 10.13

LENDER JOINDER AND ASSUMPTION AGREEMENT

THIS LENDER JOINDER AND ASSUMPTION AGREEMENT (this “Joinder”) is made as of February 13, 2009 (the “Effective Date”) by Manufacturers and Traders Trust Company, (the “Additional Lender”).

Background

Reference is made to the Credit Agreement dated as of January 28, 2009 among Under Armour, Inc., a Maryland corporation (the “Borrower”), each of the Guarantors party thereto, the Lenders party thereto, PNC Bank, National Association, as administrative agent (the “Administrative Agent”), SunTrust Bank, as Syndication Agent, and Compass Bank, as Documentation Agent (as the same has been and may hereafter be modified, supplemented, amended or restated from time to time, the “Credit Agreement”). Capitalized terms defined in the Credit Agreement are used herein as defined therein.

Agreement

In consideration of the Lenders’ permitting the Additional Lender to become a Lender under the Credit Agreement to provide a Post-Closing Loan pursuant to Section 2.4 of the Credit Agreement, the Additional Lender agrees that effective as of the Effective Date hereof it shall become, and shall be deemed to be, a Lender under the Credit Agreement and each of the other Loan Documents and agrees that from the Effective Date hereof and so long as the Additional Lender remains a party to the Credit Agreement, such Additional Lender shall assume the obligations of a Lender under and perform, comply with and be bound by each of the provisions of the Credit Agreement which are stated to apply to a Lender and shall be entitled to the benefits, rights and remedies set forth therein and in each of the other Loan Documents. The Additional Lender hereby acknowledges that it has heretofore received a true and correct copy of the Credit Agreement (including any modifications thereof or supplements or waivers thereto) as in effect on the Effective Date hereof and the executed original of its Note dated the Effective Date hereof issued by the Borrower under the Credit Agreement in the face amount of $20,000,000.

The Commitments and Ratable Shares of the Additional Lender and each of the other Lenders are as set forth on Schedule 1.1(B) to the Credit Agreement. Schedule 1.1(B) to the Credit Agreement is being amended and restated effective as of the Effective Date hereof to read as set forth on Schedule 1.1(B) hereto. Schedule 1 hereto lists as of the date hereof the amount of Loans under each outstanding Borrowing Tranche. Notwithstanding the foregoing, on the date hereof, the Borrower shall repay all outstanding Loans to which either the Base Rate Option or the LIBOR Rate Option applies and simultaneously reborrow a like amount of Loans under each such Interest Rate Option from the Lenders (including the Additional Lender) according to the Ratable Shares set forth on attached Schedule 1.1(B) and shall be subject to breakage fees and other indemnities provided in Section 4.12 [Indemnity].

The Additional Lender is executing and delivering this Joinder as of the Effective Date and acknowledges that it shall: (A) share ratably in all Loans subject to the Base Rate Option borrowed by the Borrower on and after the Effective Date hereof; and (B) participate in all new Loans subject to the LIBOR Rate Option borrowed by the Borrower on and after the Effective Date hereof according to its Ratable Share.

The remainder of this page is left blank intentionally.

Signatures follow on next page.

[SIGNATURE PAGE TO LENDER JOINDER AND ASSUMPTION AGREEMENT]

IN WITNESS WHEREOF, the Additional Lender has duly executed and delivered this Joinder as of the Effective Date hereof.

MANUFACTURERS AND TRADERS TRUST COMPANY

By:	/s/ Glenn A. Page
Name:	Glenn A. Page
Title:	Vice President

[ACKNOWLEDGEMENT PAGE TO LENDER JOINDER AND ASSUMPTION AGREEMENT]

ACKNOWLEDGED:

PNC BANK, NATIONAL ASSOCIATION, as Administrative Agent

By:	/s/ John Hehir
Name:	John Hehir
Title:	Senior Vice President, Corporate Banking

UNDER ARMOUR, INC., as Borrower

By:	/s/ Brad Dickerson	(SEAL)
Name:	Brad Dickerson
Title:	Chief Financial Officer

SCHEDULE 1.1 (B)

COMMITMENTS OF LENDERS

Revised Schedule 1.1(B) to Credit Agreement attached.

SCHEDULE 1.1(B)

COMMITMENTS OF LENDERS AND ADDRESSES FOR NOTICES

Part 1 - Commitments of Lenders and Addresses for Notices to Lenders

Lender		Amount of Commitment for Revolving Credit Loans	Ratable Share
Name: PNC Bank, National Association		$50,000,000	25%
Address: The PNC Financial Services Group
2 Hopkins Plaza, 21st Floor
Baltimore, MD 21201
Attention: John E. Hehir
Telephone:	(410) 237 4573
Telecopy:	(410) 237 5700
E-Mail:	John.Hehir@PNC.com

Name: SunTrust Bank		$40,000,000	20%
Address: 120 East Baltimore St., 25th Fl.
Baltimore, MD 21202
Attention: Gregory A. Farno
Telephone:	(410) 986-1673
Telecopy:	(410)986-1920
E-Mail:	gregory.farno@suntrust.com

Name: Compass Bank		$40,000,000	20%
Address: 1340 Smith Avenue, Suite 200
Baltimore, MD 21209
Attention: Mike Williams
Telephone:	(410) 779-1215
Telecopy:	(410) 779-1310
E-Mail:	mike.williams@compassbank.com

Name: Bank of America, N.A.		$25,000,000	12.5%
Address: 100 S. Charles Street
Baltimore, MD 21201
Attention: Mary Giermek
Telephone:	(410) 547-4262
Telecopy:	(410) 539-1454
E-Mail:	mary.giermek@bankofamerica.com

Name: Branch Banking & Trust Company		$25,000,000	12.5%
Address: 8200 Greensboro Dr., Suite 800
McLean, VA 22102
Attention: James E. Davis
Telephone:	(703) 442-5561
Telecopy:	(703) 442-5544
E-Mail:	JEDavis@bbandt.com

Name: Manufacturers and Traders Trust Company		$20,000,000	10%
Address: 6395 Dobbin Road, Suite 106
Columbia, MD 21045
Attention: Glenn A. Page
Telephone:	(410) 964-6823
Telecopy:	(410) 964-6819
E-Mail:	gpage@mtb.com

Total		$200,000,000	100%

SCHEDULE 1.1(B)

COMMITMENTS OF LENDERS AND ADDRESSES FOR NOTICES

Part 2 - Addresses for Notices to Borrower, Guarantors and Administrative Agent:

ADMINISTRATIVE AGENT

Name: PNC Bank, National Association

Agency Services

Mail Stop: P7-PFSC-04-I

Address: 500 First Avenue

Pittsburgh, PA 15219

Telephone:	(412) 762-6442
Telecopy:	(412) 762-8672

and

Name: PNC Bank, National Association

Address: The PNC Financial Services Group

2 Hopkins Plaza, 21st Floor

Baltimore, MD 21201

Attention: John E. Hehir

Telephone:	(410) 237 4573
Telecopy:	(410) 237 5700
E-Mail:	John.Hehir@PNC.com

BORROWER:

Name: Under Armour, Inc.

Address: 1020 Hull Street

Baltimore, MD 21230

Attention: Chief Financial Officer

Telephone:	(410) 454-6653
Telecopy:	(410) 234-1911
E-Mail:	bdickerson@underarmour.com

GUARANTORS:

Name: Under Armour Manufacturing, LLC

Address: 1020 Hull Street

Baltimore, MD 21230

Attention: Chief Financial Officer

Telephone:	(410) 454-6653
Telecopy:	(410) 234-1911
E-Mail:	bdickerson@underarmour.com

Name: Under Armour Retail, Inc.

Address: 1020 Hull Street

Baltimore, MD 21230

Attention: Chief Financial Officer

Telephone:	(410) 454-6653
Telecopy:	(410) 234-1911
E-Mail:	bdickerson@underarmour.com

Name: Under Armour Holdings, Inc.

Address: 1020 Hull Street

Baltimore, MD 21230

Attention: Chief Financial Officer

Telephone:	(410) 454-6653
Telecopy:	(410) 234-1911
E-Mail:	bdickerson@underarmour.com

Name: Under Armour Retail of Texas, LLC

Address: 1020 Hull Street

Baltimore, MD 21230

Attention: Chief Financial Officer

Telephone:	(410) 454-6653
Telecopy:	(410) 234-1911
E-Mail:	bdickerson@underarmour.com

Name: Under Armour Retail of Ohio, LLC

Address: 1020 Hull Street

Baltimore, MD 21230

Attention: Chief Financial Officer

Telephone:	(410) 454-6653
Telecopy:	(410) 234-1911
E-Mail:	bdickerson@underarmour.com

Name: Under Armour Retail of Maryland, LLC

Address: 1020 Hull Street

Baltimore, MD 21230

Attention: Chief Financial Officer

Telephone:	(410) 454-6653
Telecopy:	(410) 234-1911
E-Mail:	bdickerson@underarmour.com

Name: Under Armour Retail of Florida, LLC

Address: 1020 Hull Street

Baltimore, MD 21230 Attention: Chief Financial Officer

Telephone:	(410) 454-6653
Telecopy:	(410) 234-1911
E-Mail:	bdickerson@underarmour.com

Name: Under Armour Retail of Virginia, LLC

Address: 1020 Hull Street

Baltimore, MD 21230

Attention: Chief Financial Officer

Telephone:	(410) 454-6653
Telecopy:	(410) 234-1911
E-Mail:	bdickerson@underarmour.com

Name: Under Armour Retail of California, LLC

Address: 1020 Hull Street

Baltimore, MD 21230

Attention: Chief Financial Officer

Telephone:	(410) 454-6653
Telecopy:	(410) 234-1911
E-Mail:	bdickerson@underarmour.com

Name: Under Armour Retail of Wisconsin, LLC

Address: 1020 Hull Street

Baltimore, MD 21230

Attention: Chief Financial Officer

Telephone:	(410) 454-6653
Telecopy:	(410) 234-1911
E-Mail:	bdickerson@underarmour.com

Name: Under Armour Retail of Massachusetts, LLC
Address: 1020 Hull Street Baltimore, MD 21230
Attention: Chief Financial Officer
Telephone:	(410) 454-6653
Telecopy:	(410) 234-1911
E-Mail:	bdickerson@underarmour.com

Name: Under Armour Retail of New York, LLC

Address: 1020 Hull Street

Baltimore, MD 21230

Attention: Chief Financial Officer

Telephone:	(410) 454-6653
Telecopy:	(410) 234-1911
E-Mail:	bdickerson@underarmour.com

Name: Under Armour Retail of New Jersey, LLC

Address: 1020 Hull Street

Baltimore, MD 21230

Attention: Chief Financial Officer

Telephone:	(410) 454-6653
Telecopy:	(410) 234-1911
E-Mail:	bdickerson@underarmour.com

Name: Under Armour Retail of Georgia, LLC

Address: 1020 Hull Street

Baltimore, MD 21230

Attention: Chief Financial Officer

Telephone:	(410) 454-6653
Telecopy:	(410) 234-1911
E-Mail:	bdickerson@underarmour.com

Name: Under Armour Retail of Pennsylvania, LLC

Address: 1020 Hull Street

Baltimore, MD 21230

Attention: Chief Financial Officer

Telephone:	(410) 454-6653
Telecopy:	(410) 234-1911
E-Mail:	bdickerson@underarmour.com

Name: Under Armour Retail of DC, LLC

Address: 1020 Hull Street

Baltimore, MD 21230

Attention: Chief Financial Officer

Telephone:	(410) 454-6653
Telecopy:	(410) 234-1911
E-Mail:	bdickerson@underarmour.com

Name: Under Armour Retail of Delaware, LLC

Address: 1020 Hull Street

Baltimore, MD 21230

Attention: Chief Financial Officer

Telephone:	(410) 454-6653
Telecopy:	(410) 234-1911
E-Mail:	bdickerson@underarmour.com

Name: Under Armour Retail of Connecticut, LLC

Address: 1020 Hull Street

Baltimore, MD 21230

Attention: Chief Financial Officer

Telephone:	(410) 454-6653
Telecopy:	(410) 234-1911
E-Mail:	bdickerson@underarmour.com

Name: Under Armour Retail of Illinois, LLC

Address: 1020 Hull Street

Baltimore, MD 21230

Attention: Chief Financial Officer

Telephone:	(410) 454-6653
Telecopy:	(410) 234-1911
E-Mail:	bdickerson@underarmour.com

Name: Under Armour Retail of South Carolina, LLC

Address: 1020 Hull Street

Baltimore, MD 21230

Attention: Chief Financial Officer

Telephone:	(410) 454-6653
Telecopy:	(410) 234-1911
E-Mail:	bdickerson@underarmour.com

Name: Under Armour Retail of Michigan, LLC

Address: 1020 Hull Street

Baltimore, MD 21230

Attention: Chief Financial Officer

Telephone:	(410) 454-6653
Telecopy:	(410) 234-1911
E-Mail:	bdickerson@underarmour.com

Name: Under Armour Retail of Maine, LLC

Address: 1020 Hull Street

Baltimore, MD 21230

Attention: Chief Financial Officer

Telephone:	(410) 454-6653
Telecopy:	(410) 234-1911
E-Mail:	bdickerson@underarmour.com

Name: Under Armour Retail of Tennessee, LLC

Address: 1020 Hull Street

Baltimore, MD 21230

Attention: Chief Financial Officer

Telephone:	(410) 454-6653
Telecopy:	(410) 234-1911
E-Mail:	bdickerson@underarmour.com

SCHEDULE 1

TO

LENDER JOINDER AND ASSUMPTION AGREEMENT

OUTSTANDING TRANCHES

None.